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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported):  April 16, 2001
                                                   --------------


                            WKI HOLDING COMPANY, INC.
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             (Exact name of registrant as specified in its charter)




          Delaware                       333-57099                16-1403318
--------------------------------    ---------------------    ------------------
(State or other jurisdiction of     (Commission file           (IRS Employer
   of incorporation)                     number)             Identification No.)


      One Pyrex Place, Elmira, New York                           14902-1555
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  (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:              607-377-8000
                                                             ------------------

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ITEM 5.  OTHER EVENTS

WKI Holding Company, Inc. has issued a press release to announce its annual conference call with bondholders to review financial results for the year 2000.

WKI Holding Company, Inc. is issuing a press release to announce an Amended and Restated Credit Agreement, the next steps in their Restructuring Program and Year 2000 Operating Results.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (c)   The following are filed as Exhibits to this report

            Exhibit No.             Description of Exhibit

            99.1                    Press Release
            99.2                    Press Release


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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       WKI Holding Company, Inc.



Date:   April 16, 2001                  /s/ William H. Carter
                                       --------------------------
                                       William H. Carter
                                       Chief Financial Officer